                                                                   ANNUAL REPORT

                                                               December 31, 2000


                                                           LaSalle
                                                           U.S. Real Estate Fund


                                                           LaSalle
                                                           Master Trust



                      LaSalle Investment Management Funds



              Global Leadership in the New World of Real Estate(SM)

                             LaSalle Master Trust

                         LaSalle U.S. Real Estate Fund

                       Annual Report - December 31, 2000

                               Table of Contents

                                                                          Page
                                                                          ----
Report Highlights........................................................    1
Letter To Shareholders...................................................    2

LaSalle Master Trust - U.S. Real Estate Portfolio
         Statement of Net Assets.........................................   10
         Statement of Operations.........................................   12
         Statement of Changes in Net Assets..............................   13
         Financial Highlights............................................   14
         Notes to Financial Statements...................................   15
         Report of Independent Accountants...............................   17

LaSalle Investment Management Funds Inc. -
LaSalle U.S. Real Estate Fund
         Statement of Assets and Liabilities.............................   18
         Statement of Operations.........................................   19
         Statement of Changes in Net Assets..............................   20
         Financial Highlights............................................   21
         Notes to Financial Statements...................................   22
         Report of Independent Accountants...............................   25

-------------------------------------------------------------------------------
                         LASALLE U.S. REAL ESTATE FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

Report Highlights

 . This has been a year of good absolute and relative performance for real estate stocks; performance we think is deserved. We believe the combination of current yields and expected earnings growth should produce mid-teens total returns for real estate stocks over the next twelve months, absent price-earnings multiple changes.

 . The economy continues to support a robust, healthy real estate market, with some increasing concern about dislocations in specific markets if the economy becomes more turbulent. Even in a rockier economy, the environment should be fertile for the best run, most financially secure companies.

 . The supply of and demand for real estate is in balance, with rental growth at or above inflation in virtually all sectors, and almost no evidence of supply-induced disturbances.

 . We believe this continues to be an excellent time to initiate or increase positions in real estate equities.

--------------------------------------------------------------------------------

Dear Shareholder:

The LaSalle U.S. Real Estate Fund seeks total return primarily through investments in U.S. real estate securities.

The Fund's investment manager, LaSalle Investment Management (Securities) L.P., has more than a dozen professionals dedicated solely to investing in public real estate securities. The management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience to its efforts on behalf of your Fund.

The following graph represents the total return based on a $10,000 investment made in the LaSalle U.S. Real Estate Fund at the trading commencement date of March 30, 1998 and held through December 31, 2000 as well as the performance of the Wilshire Real Estate Securities and NAREIT Equity Indices over the same period. Past performance is not predictive of future performance.

                   LaSalle U.S. Real     LaSalle U.S. Real     LaSalle U.S. Real
                   Estate Fund -         Estate Fund-          Estate Fund -         Wilshire Real Estate
                   Institutional Class   Retail Class          Retail Class          Securities Index         NAREIT Index
     ----------------------------------------------------------------------------------------------------------------------
        3/30/98            10,000                10,000                  9,500                  10,000             10,000
     ----------------------------------------------------------------------------------------------------------------------
        6/30/98             9,563                 9,537                  9,056                   9,540              9,540
     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
       12/31/98             8,008                 7,978                  7,576                   8,320              8,290
     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
        6/30/99             8,408                 8,322                  7,903                   8,880              8,680
     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
       12/31/99             7,620                 7,543                  7,163                   8,060              7,910
     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
      6/30/2000             8,755                 8,643                  8,208                   9,240              8,812
     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
     12/31/2000             9,957                 9,811                  9,317                  10,485              9,996
     ----------------------------------------------------------------------------------------------------------------------

                                                                   Since Commencement
                                                                      of Operations
              Total Return                                   1 Year   March 30, 1998
              ------------                                   ------   --------------
     LaSalle U.S. Real Estate Fund - Institutional Class      30.31%      (0.16%)
     LaSalle U.S. Real Estate Fund - Retail Class             29.70%      (0.69%)
     LaSalle U.S. Real Estate Fund - Retail Class
         adjusted for maximum 5.0% sales charge               23.17%      (2.53%)

     The Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

On December 31, 2000 the Net Asset Value (NAV) of the Fund was $8.29 per Institutional share and $8.29 per Retail share. In addition, quarterly dividends were declared in 2000 totaling $0.409 per Institutional share and $0.376 per Retail share. In the fourth quarter, a capital gain dividend was also declared totaling $0.4782 per Institutional share and $0.4782 per Retail share.

The past year was a good one for real estate, and for real estate stocks. The real estate industry's solid operating performance and asset values have finally begun to be reflected in the companies' stock prices, and the sector's performance was one of the best in the financial market. This relative performance has been the result of the interaction of a variety of factors. Chief among them, in our view, is the concern of some investors over the high valuation accorded technology and very large capitalization companies.

Key contributors to the results of the Fund's portfolio were our concentrations in apartment, office and industrial companies coupled with superior performance by our upscale and luxury hotel holdings. The portfolio is largely made up of high quality, higher growth companies, which we believe will increase their dominance of their markets and sectors in the years to come.

Market Comment

Continued growth in the economy, a good balance in the supply of and demand for real estate, and effective operating controls enabled most companies to post good earnings gains in 2000. In some sectors and regions with favorable demographics, strong business expansion, and longer lease cycles, the mark-to-market on new leases was at historically high levels during the year; this translated into historically high earnings growth. Investor recognition of these strong fundamentals produced the best total returns in the sector in a number of years.

NAREIT Equity Total Return

------------------------------------------------
                      2000      1999      1998

 Lodging/Resorts      45.8%    -16.2%    -21.1%
 Apartments           35.5%     10.7%     -1.6%
 Industrial/Office    33.4%      3.4%     -0.5%
 Weighted Average     26.4%     -4.6%    -17.5%
 Health Care          25.8%    -24.8%     -8.1%
 Diversified          24.1%    -14.4%      1.0%
 Regional Malls       23.5%    -14.6%     -2.1%
 Manufactured Homes   20.9%     -2.8%      3.9%
 Shopping Centers     15.1%    -10.7%      0.4%
 Self Storage         14.7%     -8.0%      2.0%
 Free Standing         9.0%     -4.9%     -5.9%
 Specialty           -13.6%    -25.7%      8.4%

------------------------------------------------

Source: NAREIT

Even with this outstanding performance, the real estate sector recovered only a portion of the deterioration in relative valuation that occurred in 1998 and 1999. More than half of the sector's total return in 2000 was made up of current yield plus increased Funds From Operations (FFO - net earnings plus depreciation) per share. The sector's estimated FFO multiple per share for 2001 is still significantly lower than its long term average.

     REIT Earnings Ratios versus S&P 500
             S&P 500         Price /4 Quarter
     Q1 92          17.86               12.96
     Q2             17.44               12.95
     Q3             17.55               13.78
     Q4             17.68               13.98
     Q1 93          17.90               15.30
     Q2             17.30               14.35
     Q3             16.90               14.70
     Q4             16.40               12.50
     Q1 94          15.20               12.30
     Q2             14.70               12.10
     Q3             14.80               11.40
     Q4             13.90               11.30
     Q1 95          14.50               10.90
     Q2             15.10               11.10
     Q3             13.70               11.20
     Q4             14.50               11.40
     Q1 96          15.40               11.30
     Q2             15.60               11.40
     Q3             14.10               11.80
     Q4             15.80               13.70
     Q1 97          16.20               12.60
     Q2             18.90               12.90
     Q3             20.70               13.60
     Q4             21.20               13.00
     Q1 98          24.10               12.20
     Q2             24.80               11.30
     Q3             20.00                9.60
     Q4             24.10                9.50
     Q1 99          25.20                8.60
     Q2             26.90                8.80
     Q3             23.00                8.20
     Q4             26.20                8.50
     Q1 2000        26.80                8.20
     Q2             25.90                8.40
     Q3             23.90                9.20
     Q4             22.00                9.18

     Source: Goldman Sachs

REIT shares continue to trade at discounts to their Net Asset Values as well. The current discount is 7.5%, compared with a peak premium of nearly 30% in 1997. While capitalization rates are up slightly, we expect that NAVs will increase in 2001 to reflect the increase in earnings power of properties and cash retained and reinvested by the companies after dividends.

     REIT Price versus Net Asset Value

     -------------------------------
                       NAV Line
        Jan-90            -15.80%
        Feb-90            -16.80%
        Mar-90            -18.20%
        Apr-90            -18.00%
        May-90            -21.10%
        Jun-90            -20.10%
        Jul-90            -22.40%
        Aug-90            -31.10%
        Sep-90            -33.00%
        Oct-90            -35.80%
        Nov-90            -34.20%
        Dec-90            -34.20%
        Jan-91            -23.20%
        Feb-91            -14.90%
        Mar-91             -9.80%
        Apr-91             -5.70%
        May-91             -9.30%
        Jun-91            -14.10%
        Jul-91             -8.80%
        Aug-91            -10.70%
        Sep-91            -14.60%
        Oct-91             -9.50%
        Nov-91            -13.10%
        Dec-91            -12.60%
        Jan-92             -6.00%
        Feb-92             -4.80%
        Mar-92             -6.80%
        Apr-92             -9.30%
        May-92             -6.90%
        Jun-92             -8.70%
        Jul-92             -5.80%
        Aug-92             -4.70%
        Sep-92             -6.60%
        Oct-92             -0.20%
        Nov-92              2.50%
        Dec-92              2.80%
        Jan-93             13.70%
        Feb-93             18.00%
        Mar-93             10.70%
        Apr-93              7.90%
        May-93              7.40%
        Jun-93              6.20%
        Jul-93              9.80%
        Aug-93             10.40%
        Sep-93             15.70%
        Oct-93             14.80%
        Nov-93              6.40%
        Dec-93              7.70%
        Jan-94              7.30%
        Feb-94             10.80%
        Mar-94             12.80%
        Apr-94              5.60%
        May-94              7.60%
        Jun-94              5.30%
        Jul-94              3.80%
        Aug-94              1.30%
        Sep-94              0.20%
        Oct-94             -4.70%
        Nov-94             -8.10%
        Dec-94              4.50%
        Jan-95             -0.40%
        Feb-95             -0.90%
        Mar-95             -1.40%
        Apr-95             -3.60%
        May-95              0.00%
        Jun-95              0.10%
        Jul-95              0.40%
        Aug-95              1.60%
        Sep-95              4.20%
        Oct-95              1.70%
        Nov-95             -0.10%
        Dec-95              8.20%
        Jan-96              7.60%
        Feb-96              9.10%
        Mar-96              8.80%
        Apr-96              6.00%
        May-96              8.40%
        Jun-96             11.10%
        Jul-96              9.60%
        Aug-96             13.30%
        Sep-96             13.80%
        Oct-96             15.60%
        Nov-96             19.00%
        Dec-96             28.20%
        Jan-97             29.40%
        Feb-97             26.90%
        Mar-97             27.50%
        Apr-97             18.90%
        May-97             21.60%
        Jun-97             25.50%
        Jul-97             27.60%
        Aug-97             25.70%
        Sep-97             30.20%
        Oct-97             19.50%
        Nov-97             22.20%
        Dec-97             24.00%
        Jan-98             21.40%
        Feb-98             12.70%
        Mar-98             14.40%
        Apr-98             10.40%
        May-98              9.80%
        Jun-98              8.10%
        Jul-98              1.00%
        Aug-98             -8.00%
        Sep-98              0.50%
        Oct-98             -1.50%
        Nov-98             -0.90%
        Dec-98             -2.20%
        Jan-99             -5.20%
        Feb-99             -7.10%
        Mar-99            -11.70%
        Apr-99             -3.60%
        May-99              0.00%
        Jun-99             -1.50%
        Jul-99             -5.60%
        Aug-99             -7.30%
        Sep-99            -11.80%
        Oct-99            -15.00%
        Nov-99            -17.40%
        Dec-99            -16.50%
        Mar-00            -16.30%
        Apr-00            -11.40%
        May-00            -11.80%
        Jun-00             -9.10%
        Jul-00             -2.70%
        Aug-00             -8.80%
        Sep-00             -8.90%
        Oct-00            -12.80%
        Nov-00            -11.40%
        Dec-00             -7.50%

     -------------------------------

     Source: Green Street Advisors

The Real Estate Sector (And Its Stocks) Is Well Set For A Soft (Or A Hard)
Landing

The last time the U. S. economy slid into recession, real estate was one of the hardest hit sectors, by far. Real estate's operating recession created a valuation depression, and sent shock waves throughout the country's financial system and its economy as a whole. We believe that conditions today are strikingly different:

 . Vacancies were at a cyclical high in the early nineties; today they are near a low.

 . The standard bank construction/development loan was at 100% or more of hard cost; today it is generally below 70%.

 . The banking/savings and loan system was in disarray and reeling from overexpansion and bad investments. Today it is Japan's financial system that is suffering from this malaise; ours is again the strongest in the world.

 . Developers were typically highly-leveraged private companies using largely non-recourse financing and with little net worth tied up in individual projects. Today's developers are often large public companies with rated unsecured debt at investment-grade leverage levels. Their executives have significant portions of their net worths in company shares tied to the future success of the entities.

 . New projects were finance-driven: "If you will lend on it, we will build it."
  This resulted in serious oversupply conditions in individual markets, exacerbated by tax-incented development in some sectors. Recent history indicates that public developers are much more sensitive to impending supply and much quicker to correct course.

 . Technology and information-exchange were in their infancy a decade ago. Today the best owners, mainly public companies, are able to use real-time information on the leasing and operating status of their holdings, and can adjust rentals and other operating policies immediately.

Our most-likely-case economic scenario for 2001 calls for a soft landing, with real GDP growth in the 2% to 3% range. While that may seem like a significant slowdown coming off a period of 5% plus real growth, it is consistent with the longer-term real growth of the country's economy. If the economy instead comes in for a hard landing, which we define as real growth of 1% or less, the real estate sector should be an area of stability, in contrast to its role in the recession of the early nineties.

LaSalle Company Universe: Earnings Growth Estimates

----------------------------------------------------------------------------------------
                        Current           FFO/Share Growth                      Yield
Property Type         Div. Yield   '00 vs. '99  '01 vs. '00   02 vs. '01    +2001 Growth
Factory Outlets         8.7%           8.2%         8.8%        11.2%          18.7%
Net Lease              10.5%           1.6%         8.9%         5.7%          17.7%
Regional Malls          8.3%           8.5%         8.2%         7.7%          16.3%
Office/Industrial       5.8%          11.5%        10.0%        10.2%          15.9%
Diversified             6.0%          11.2%        11.1%         8.7%          15.9%
Lodging                 4.8%          13.4%        11.3%        10.8%          15.8%
Weighted Average        6.6%           9.5%         9.3%         9.0%          15.8%
Shopping Centers        8.7%           3.7%         7.3%         6.5%          15.7%
Apartments              6.3%          10.6%         9.6%         9.1%          15.6%
Self Storage            7.1%           3.9%         8.8%         7.4%          15.5%
Manufactured Homes      6.3%           8.1%         8.9%         6.8%          14.2%
Health Care            12.8%          -8.5%        -1.0%         3.7%          13.9%
----------------------------------------------------------------------------------------

Funds From Operations (FFO) - Net Earnings Plus Depreciation

Office and Industrial

New supply came in below expectations in 2000. Absorption has been dramatically better than predicted, and probably exceeded even the very strong years of 1998 and 1999. These two factors led to increasing occupancy during the year, particularly in supply constrained markets. This led to healthy market rental growth in most markets and record gains in several. Healthy fundamentals helped the better positioned real estate companies post excellent internal growth, averaging 7% or more for the office companies and 5% or more for the industrial companies over the first three quarters.

We expect fundamentals to remain strong, and 2001 should be another good year for office and industrial REITs, although not as exceptional as 2000. In both sectors, we are expecting supply to slightly outpace demand. With national market vacancy rates for both sectors in the single digits, we expect market rental rate growth to slightly exceed inflation. The secular decline in space utilized per employee has reversed recently, and may help offset any weakness in job growth.

     Office Space per Job Expected to Stabilize

              Office Space

       84     237.7208263
       85     242.7756681
       86     246.0603431
       87     247.3606739
       88      248.847105
       89     251.3322543
       90      254.853903
       91      267.513052
       92     267.8901511
       93     258.8499307
       94     248.8331787
       95     240.7669139
       96     231.0740416
       97     220.6824567
       98     214.4800334
       99     214.2303414
     2000     214.4477951
     2001      216.025828
     2002     218.3982637

     Source: Torto/Wheaton, FW Dodge, LaSalle Investment Management Research

Although office properties fared the worst in the last real estate recession, low vacancies, a reasonable supply pipeline and a solid longer-term lease structure should mitigate the impact of a potential slowdown. The industrial sector has shown itself to be one of the more consistent performers throughout all phases of the real estate cycle. A short development time frame helps shut off new development when weakness becomes evident. This may make this sector a preferred niche in any downturn.

Apartments

Supply in the apartment sector remains in check and demand growth appears sustained with long-term demographic trends favoring the multifamily sector. Same-store NOI growth varies dramatically across the United States, with major California markets posting double-digit growth. Markets in the southwest, particularly Phoenix, Dallas and Houston, continued to struggle in 2000, although there are signs suggesting that conditions in Dallas and Houston may be stabilizing.

On the demand side, the projected increase in total employment is expected to moderate from 2.8 million jobs created in 2000 to an expected 2.0 million new jobs in 2001. Despite the projected slowdown in job creation, the historical relationship that demand for one apartment is created by every 5.7 new jobs would suggest that approximately 350,000 apartments will be absorbed in 2001, a sufficient number to maintain the sector's equilibrium.

Demographic trends also favor the apartment sector; the fastest growing age groups in the country are people in their mid-twenties and empty nesters in their 50 and 60s. These two groups are also the greatest users of rental housing.

     U.S. Population Growth by Age Group

     Aged 20-29        Aged 30-49       Aged 50-59

        1.8510%           2.7745%           0.3507%
        1.3242%           2.9310%           0.0961%
        0.9132%           3.0819%          -0.1272%
        0.5030%           3.1905%          -0.1604%
       -0.1218%           3.0719%           0.0161%
       -0.6955%           3.2271%          -0.0307%
       -1.3813%           3.2726%          -0.0741%
       -1.5563%           2.9942%           0.0995%
       -1.3913%           2.8565%           0.2020%
       -1.1031%           2.8003%           0.2989%
       -1.2431%           2.7677%           0.3255%
       -1.7153%           2.5905%           0.6418%
       -2.1224%           1.8927%           1.6408%
       -2.2403%           1.9414%           1.1789%
       -1.6232%           1.6554%           1.1989%
       -1.2086%           1.5499%           1.0794%
       -0.3763%           0.1274%           3.4723%
       -0.1221%           0.4044%           2.6330%
        0.5966%           0.5490%           2.7148%
        0.2658%           0.4892%           2.8224%
        0.1647%           0.4910%           2.8445%
        1.0630%          -0.0084%           3.2518%
        1.5296%          -0.3281%           3.3449%
        1.4547%          -0.5511%           3.4557%
        1.5134%          -0.6013%           3.2535%
        1.5984%          -0.7337%           3.3409%
        1.1958%          -0.7791%           3.4485%
        1.2233%          -0.7710%           3.1725%
        1.1873%          -0.6453%           2.9953%
        1.0913%          -0.5309%           2.9663%

     Source: U.S. Bureau of Census

Retail

The year 2000 was a time of solid operations for retail REITs. Strong retail fundamentals at the beginning of the year drove operating results, particularly for mall companies. However, we remain cautious towards the retail REIT sector. With occupancies at historically high levels across most retail portfolios, we expect internal growth to moderate in 2001 and occupancies to plateau or even retrench. In this environment, the best companies are likely to be those with high quality portfolios or a track record of successful opportunistic investments in weaker retailing environments.

Although tenant demand for space remains robust, we are growing more cautious about development activity. The mall companies collectively have a significant development pipeline to be delivered between 2001 and 2003. We have concerns about the volume and scale of this development activity particularly in the face of what may be a more negative retail environment.

Retail REIT stock performance was attractive in 2000 on an absolute basis, but was less compelling when compared to the broader REIT market's gains. In a modestly slowing economic environment, we continue to favor mall companies in general over strip center owners. We expect stronger growth from mall companies and believe there is a better selection of companies in terms of asset and management quality.

Hotels

U. S. hotel construction starts have decreased significantly. Total room supply is expected to grow by 2.6% in 2001, down from an estimated 2.8% in 2000 and 4.2% in 1999. We believe construction starts should continue to decline, and that supply growth could moderate to 2.5% by 2002. Demand growth has been robust, increasing 5.2% (annualized) through September. In this environment of strong demand and steadily falling supply growth, revenue per available room (RevPAR) is estimated to grow by 5.5% in 2000.

Despite expectations for some economic slowdown in 2001, our outlook for the upscale and luxury lodging sector remains positive. Expected U.S. economic growth of 3% to 3.5% should result in RevPAR growth of 3.5% to 4%, with full-service upscale and luxury hotels growing at 4% or higher. RevPAR growth is expected to be highest in New York City, Boston, San Francisco, and Los Angeles. REITs and operating companies are trading at the low end of their historical multiple ranges. The ranges of multiples spans from a low of 6.5 to a high of 11 times. Today, lodging REITs and operating companies average a 7.8 times multiple on 2001 EBITDA.

Real Estate Technology

A year ago technology was considered an opportunity (for investors in companies wiring properties for high-speed data transmission and Internet access, and for their landlords) or a threat (to retailers concerned with inroads from e-tailers). How different things are today! Of the more than 100 companies with a real estate technology component to their business plan that we have reviewed over the past nine months, almost all have failed to make an IPO, failed to generate profits or even foreseeable profits, experienced dramatic slides in their share price, gone out of business, or have had negative financial impacts on their backers' profits.

But on balance, the outcome has been neutral. A few public real estate companies have investments in technology that, while significant in absolute dollars, are not material to the overall growth or financial stability of the larger concern. These companies, by and large, are also the fastest growing in the real estate industry; they are likely to be the fastest growing companies in the future. While there may be viable real estate technology investments in the future, they are not likely to have a major impact on the prospects of the sector as a whole, certainly not the impact anticipated a few months ago.

Capital Markets

We think this has been a good year for the public real estate companies in the capital markets - a view that few investment bankers would agree with, since there has been less equity capital raised than in any year since the 1990s renaissance of the industry, and precious little debt. That's the point. Real estate is a comparatively small market sector, and the addition of a large percentage to the existing equity base in new issues in 1997 and 1998 was one of the causes of the poor price performance of the stocks in the ensuing two years.

Capital Raising Activities

--------------------------------------------------

($ millions)                2000     1999     1998

Initial Public Offering        0      292    2,129
Other Common Equity        1,172    1,966   12,443
                           -----------------------
TOTAL EQUITY               1,172    2,258   14,572

Public Dept, Preferred     7,939    14,955  23,809
                           -----------------------
TOTAL PUBLIC CAPITAL       9,111    17,213  38,381

--------------------------------------------------

Source: NAREIT

Lack of new equity capital has also caused REITs to be more entrepreneurial in managing their asset portfolios. The culling of more mature assets and joint-venture financing of development and acquisitions has increased the earning power of the companies' equity bases. This stabilizes or increases the growth rates of the companies, albeit with somewhat higher risk profiles and short-term dilution.

Mergers and liquidations have become a more important part of the capital strategies used in the industry in the past year. While there were only a couple of large deals, there were a number of consolidations in the retail sector that produced considerable profit for holders of the appropriate securities. This was the best year ever for stockholders to profit from merger activity. We expect this activity will continue in 2001, although the pool of potential purchasers is constantly changing. It is also possible that the active purchasers are becoming more opportunistic, which may reduce the exit profitability of some value-added transactions.

We expect 2001 will be a year of moderate interest rates, probably at levels lower than those of 2000, and of tight credit for all except very good borrowers. These conditions are positive for the industry, and particularly positive for the higher-quality companies that make up the bulk of our portfolios. Tight credit availability makes it more difficult for lesser-credit The accompanying notes are an integral part of the financial statements. (typically private) developers to add to supply. Lower interest rates make it more profitable (or less costly) for companies to move developments or acquisitions financed using short-term facilities to debt with longer maturities.

Investment Strategy

Our portfolios continue to focus on high quality, market dominant companies, with appropriate concern for valuation. We believe these firms have the ability to command their region or sector, and that their financial flexibility and excellent managements will enable them to compete effectively in the changing real estate and economic environment. Their size and strength is likely to attract capital from a broad range of investors. These investments are supplemented with selected holdings where we expect that an event or other change in a company's condition or environment will produce attractive returns over the intermediate term.

Very truly yours,


/s/ William K. Morrill, Jr.   /s/ Keith R. Pauley         /s/ James A. Ulmer III

William K. Morrill, Jr.       Keith R. Pauley             James A. Ulmer III
President                     Executive Vice President    Vice President


February 15, 2001

LaSalle Master Trust - U.S. Real Estate Portfolio
-------------------------------------------------------------------------------

Statement of Net Assets
December 31, 2000

                                                                         Shares           Value
-----------------------------------------------------------------------------------------------------
Real Estate Securities - 98.6%

Apartments - 22.9%
                         Apartment Investment & Management Co.........    6,100      $    304,619
                         AvalonBay Communities, Inc...................    5,088           255,036
                         BRE Properties, Inc., Class A Shares.........    4,900           155,269
                         Camden Property Trust........................    3,500           117,250
                         Equity Residential Properties Trust..........    6,200           342,937
                         Post Properties, Inc.........................    2,586            97,137
                                                                                     ------------
                                                                                        1,272,248
                                                                                     ------------
Diversified/Other - 14.2%

                        Beacon Capital Partners, Inc. (a) (b).........    9,250            88,926
                        Catellus Development Corp.*...................   11,500           201,250
                        FrontLine Capital Group*......................    4,500            59,836
                        iStar Financial, Inc..........................    7,900           155,531
                        Vornado Realty Trust..........................    7,400           283,512
                                                                                      -----------
                                                                                          789,055
                                                                                      -----------
Factory Outlets - 1.4%
                       Chelsea Property Group, Inc.....................   2,200            81,125
                                                                                     ------------
Hotels - 6.8%
                       Starwood Hotels & Resorts Worldwide, Inc........  10,700           377,175
                                                                                     ------------
Office/Industrial - 36.9%
                       AMB Property Corporation.......................    2,700            69,694
                       Boston Properties, Inc.........................    6,000           261,000
                       Duke-Weeks Realty Corp.........................   10,552           259,843
                       Equity Office Properties Trust.................    8,088           263,871
                       Kilroy Realty Corp.............................    6,000           171,375
                       Mack-Cali Realty Corp..........................    2,900            82,831
                       Mission West Properties, Inc...................   10,200           141,525
                       ProLogis Trust.................................   11,600           258,100
                       PS Business Parks, Inc.........................    5,750           159,850
                       Reckson Associates Realty Corp.................    5,200           130,325
                       SL Green Realty Corp...........................    1,900            53,200
                       Spieker Properties, Inc........................    4,000           200,500
                                                                                     ------------
                                                                                        2,052,114
                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
-------------------------------------------------------------------------------

Statement of Net Assets - Concluded
December 31, 2000

                                                                                  Shares         Value
------------------------------------------------------------------------------------------------------------
Regional Malls - 6.8%
                        General Growth Properties, Inc..........................   3,900     $   141,131
                        The Rouse Co............................................   4,200         107,100
                        Simon Property Group, Inc...............................   5,500         132,000
                                                                                             -----------
                                                                                                 380,231
                                                                                             -----------
Retail - 3.9%
                        Kimco Realty Corp.......................................   2,900         128,144
                        Pan Pacific Retail Properties, Inc......................   3,900          87,019
                                                                                             -----------
                                                                                                 215,163
                                                                                             -----------
Self Storage - 5.7%
                        Public Storage, Inc.....................................  10,800         262,575
                        Storage USA, Inc........................................   1,700          53,975
                                                                                             -----------
                                                                                                 316,550
                                                                                             -----------
                        Total Real Estate Securities (Cost $4,988,058)..........               5,483,661
                                                                                             -----------
SHORT TERM INVESTMENTS - 2.3%

                        Temporary Investment Fund, Inc.-TempCash Portfolio        63,596          63,596
                        Temporary Investment Fund, Inc.-TempFund Portfolio        63,596          63,596
                                                                                             -----------
                        Total Short Term Investments (Cost $127,192)............                 127,192
                                                                                             -----------
TOTAL INVESTMENTS (Cost - $5,115,250)+ - 100.9%.................................               5,610,853
Liabilities in Excess of Other Assets - (0.9)%..................................                 (47,743)
                                                                                             -----------
NET ASSETS - 100.0%.............................................................             $ 5,563,110
                                                                                             ===========

_______________________________

+    Cost for Federal income tax purposes is $5,169,894.
*    Non-income producing security.
(a) Security valued at fair value as determined in good faith under procedures established and monitored by the Board of Trustees. Beacon Capital Partners, Inc. incorporates the voting trust rights to Cypress Communications, Inc. and Internap Network Services Corp. At December 31, 2000, this security represented 1.6% of net assets.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
-------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2000

-----------------------------------------------------------------------------------
Investment Income:
           Dividend income............................................  $   867,948
           Interest income............................................       29,931
                                                                        -----------
                    Total Investment Income...........................      897,879
                                                                        -----------
Expenses:
           Administration and accounting fees.........................       93,806
           Advisory fees..............................................       92,579
           Legal fees.................................................       25,067
           Audit fees.................................................       23,303
           Amortization of deferred organizational costs..............       18,472
           Directors fees.............................................       16,567
           Custodian fees.............................................       12,750
           Printing expense...........................................       10,181
           Transfer agent fees........................................        5,391
           Other expenses.............................................        5,318
                                                                        -----------
                    Total Expenses....................................      303,434
                                                                        -----------

           Less: Fee waivers..........................................      (19,970)
                                                                        -----------
                    Net Expenses......................................      283,464
                                                                        -----------
Net Investment Income.................................................      614,415
                                                                        -----------
Net realized and unrealized gain (loss) on investment:
           Net realized (loss) on investments.........................   (3,038,793)
           Net change in unrealized appreciation on investments.......    6,054,856
                                                                        -----------

Net realized and unrealized gain (loss) on investment transactions....    3,016,063
                                                                        -----------

Net increase in net assets resulting from operations..................  $ 3,630,478
                                                                        ===========

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
-----------------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets                                                       For the                 For the
                                                                                       year ended               year ended
                                                                                    December 31, 2000       December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
     Net investment income.....................................................        $    614,415            $  1,467,368
     Net realized (loss) on investments........................................          (3,038,793)             (3,622,763)
     Net change in unrealized appreciation on investments......................           6,054,856               1,322,748
                                                                                       ------------            ------------
     Net increase (decrease) in net assets resulting from
     operations................................................................           3,630,478                (832,647)
                                                                                       ------------            ------------

Capital Share Transactions:
     Contributions.............................................................           4,057,375               4,033,038
     Withdrawals...............................................................         (23,186,754)            (12,053,595)
                                                                                       ------------            ------------
     Net (decrease) in net assets resulting from
     capital share transactions................................................         (19,129,379)             (8,020,557)
                                                                                       ------------            ------------
Net (decrease) in net assets...................................................         (15,498,901)             (8,853,204)

Net assets at beginning of period..............................................          21,062,011              29,915,215
                                                                                       ------------            ------------
Net assets at end of period....................................................        $  5,563,110            $ 21,062,011
                                                                                       ============            ============


   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
-------------------------------------------------------------------------------

Financial Highlights

-------------------------------------------------------------------------------

                                                         For the year             For the year         For the period from ended
                                                             ended                    ended             March 30, 1998* through
                                                       December 31, 2000        December 31, 1999          December 31, 1998
                                                       -----------------        -----------------          -----------------
Net assets, end of period (000's)................         $   5,563                $   21,062                  $   29,915

Ratio of net expenses to average net
assets (1) (2)...................................              1.96%                     1.39%                       1.27%

Ratio of net investment income to
average net assets (1) (3).......................              4.26%                     5.47%                       5.10%

Portfolio turnover rate..........................                52%                       23%                         31%

________________

* Commencement of operations

(1)  Annualized for periods less than 1 year.
(2) The expense ratio without waivers and reimbursements for the years ended December 31, 2000 and 1999, and the period ended December 31, 1998 would have been 2.10%, 1.60%, and 1.55%, respectively.
(3) The net investment income ratio without waivers and reimbursements for the years ended December 31, 2000 and 1999, and the period ended December 31, 1998 would have been 4.12%, 5.25%, and 4.82%, respectively.


   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements

--------------------------------------------------------------------------------
Note 1 - Organization

LaSalle Master Trust (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one portfolio: U.S. Real Estate Portfolio (the "Portfolio"). The Trust was organized on December 29, 1997 and commenced operations on March 30, 1998. The Trust operates under a "master/feeder" structure where the feeder funds invest substantially all of their investable assets in the Trust.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuation:
Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sales price at the end of regular trading. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid price. Securities or other assets for which market quotations are not readily available are valued at their fair value determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Proceeds resulting from the sale of these securities may differ significantly from the fair value assigned by the Board of Trustees. Debt obligations with maturities of 60 days or less are valued at amortized cost.

b) Federal Income Taxes:
The Trust is classified as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Trust will be deemed to have been "passed through" to the feeder funds.

It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

c) Investment Income and Security Transactions:
Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those specific to securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses solely attributable to the Trust are charged directly to the Trust, while common expenses attributable to both the Trust and a feeder fund are allocated among both.

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements - Continued

--------------------------------------------------------------------------------
d) Deferred Organization Costs:
The Trust has capitalized certain costs in connection with its organization. All such costs are being amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

Note 3 - Agreements and Other Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with LaSalle Investment Management (Securities) L.P. (the "Manager"). The Manager is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2000, the Manager voluntarily waived fees totalling $14,065. Certain officers and trustees of the Trust are also affiliates of the Manager. No officer or trustee of the Trust who is an officer, director, or shareholder of the Manager receives any compensation from the Trust.

The Trust has entered into an Administration and Accounting Services Agreement with PFPC Inc. (the "Administrator"), under which the Administrator provides administration and accounting services to the Trust pursuant to the Agreement. For the year ended December 31, 2000, the Administrator voluntarily waived fees totalling $5,905. In accordance with the agreement, the Administrator discontinued its waiver on April 1, 2000.

Note 4 - Securities Transactions

For the year ended December 31, 2000, purchases of portfolio securities (other than short-term securities) were $6,789,457. Sales of portfolio securities were $24,220,985.

Note 5 - Investment Transactions

At December 31, 2000, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities for the Portfolio was as follows:

          Gross Unrealized Appreciation..................   $   596,372
          Gross Unrealized Depreciation..................      (155,413)
                                                            -----------
                                                            $   440,959
                                                            ===========

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Investors and Board of Trustees
of LaSalle Master Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of LaSalle Master Trust (the "Trust") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Philadelphia, PA
February 9, 2001

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------
ASSETS:
          Investment in LaSalle Master Trust - U.S. Real Estate Portfolio....................       $ 5,429,620
          Deferred organization costs........................................................            52,227
          Receivable from Investment Manager.................................................            31,984
          Prepaid expenses...................................................................            21,332
                                                                                                    -----------
                   Total Assets..............................................................         5,535,163
                                                                                                    ===========

LIABILITIES:
          Distribution payable to shareholders...............................................           360,656
          Accrued expenses and other liabilities.............................................            37,144
                                                                                                    -----------
                   Total Liabilities.........................................................           397,800
                                                                                                    -----------
NET ASSETS...................................................................................       $ 5,137,363
                                                                                                    ===========


COMPOSITION OF NET ASSETS:
          Capital Stock, par value $.01 per share, 100,000,000 shares authorized.............       $     6,196
          Additional paid-in capital.........................................................         4,841,341
          Accumulated net realized loss on investments.......................................           (83,744)
          Net unrealized appreciation on investments.........................................           373,570
                                                                                                    -----------
                                                                                                    $ 5,137,363
                                                                                                    ===========

NET ASSET VALUE PER SHARE:
          Institutional Class: Net Assets....................................................       $ 4,826,850
          Shares outstanding.................................................................           582,164
                                                                                                    -----------
          Net Asset Value, Offering and Redemption Price per Share...........................       $      8.29
                                                                                                    ===========

          Retail Class: Net Assets...........................................................       $   310,513
          Shares outstanding.................................................................            37,439
                                                                                                    -----------
          Net Asset Value and Redemption Price per Share.....................................       $      8.29
                                                                                                    ===========

          Maximum Offering Price Per Share ($8.29/0.95)......................................       $      8.73
                                                                                                    ===========

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2000

------------------------------------------------------------------------------------------------------------------------
Investment Income:
           Investment Income allocated from LaSalle Master Trust -
           U.S. Real Estate Portfolio.................................................................   $     279,359
           Expenses allocated from LaSalle Master Trust - U.S. Real Estate Portfolio..................        (102,691)
                                                                                                         -------------
           Net Investment Income allocated from LaSalle
           Master Trust - U.S. Real Estate Portfolio..................................................         176,668
                                                                                                         -------------
Expenses:
           Transfer agent fees........................................................................          50,482
           Administration and accounting fees.........................................................          36,015
           Legal fees.................................................................................          25,067
           State registration fees....................................................................          21,045
           Amortization of organizational costs.......................................................          19,065
           Directors fees.............................................................................          18,000
           Shareholders' reports......................................................................          11,016
           Audit fees.................................................................................           1,187
           Distribution fees - Retail Class...........................................................             822
           Shareholders' services.....................................................................             493
           Other expenses.............................................................................          14,084
                                                                                                         -------------
                 Total Expenses.......................................................................         197,276
                                                                                                         -------------

           Less: Fee waivers..........................................................................          (2,238)
                 Expense reimbursements...............................................................        (253,361)
                                                                                                         -------------

Net Investment Income.................................................................................         234,991
                                                                                                         -------------

Net realized and unrealized gain on investments from LaSalle Master Trust -
U.S. Real Estate Portfolio:
          Net realized gain on investments............................................................         294,795
          Net change in unrealized appreciation on investments........................................         630,964
                                                                                                         -------------

Net realized and unrealized gain on investments.......................................................         925,759
                                                                                                         -------------

Net increase in net assets resulting from operations..................................................   $   1,160,750
                                                                                                         =============

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
-------------------------------------------------------------------------------



Statement of Changes in Net Assets                                                       For the            For the
                                                                                        year ended         year ended
                                                                                        December 31,       December 31,
                                                                                           2000               1999
----------------------------------------------------------------------------------------------------------------------------
Operations:
         Net investment income.......................................................     $   234,991    $    83,022
         Net realized gain/(loss) on investments from LaSalle Master
            Trust - U.S. Real Estate Portfolio.......................................         294,795        (82,421)
         Change in unrealized appreciation/(depreciation) of investments
            from LaSalle Master Trust - U.S. Real Estate Portfolio...................         630,964       (215,537)
                                                                                          -----------    -----------
         Net increase/(decrease) in net assets resulting from operations.............       1,160,750       (214,936)
                                                                                          -----------    -----------
Distributions to Shareholders:
         From net investment income:
         Institutional Class.........................................................        (240,271)       (46,734)
         Retail Class................................................................         (19,080)        (8,235)
                                                                                          -----------    -----------
         Total from net investment income............................................        (259,351)       (54,969)
                                                                                          -----------    -----------
         From net realized gains:
         Institutional Class.........................................................        (278,379)             0
         Retail Class................................................................         (17,903)             0
                                                                                          -----------    -----------
         Total from net realized gains...............................................        (296,282)             0
                                                                                          -----------    -----------
         Total Distributions.........................................................        (555,633)       (54,969)
                                                                                          -----------    -----------

Capital Share Transactions:
         Net increase in net assets resulting
           from capital share transactions...........................................       2,770,340      1,833,177
                                                                                          -----------    -----------

         Total increase in net assets................................................       3,375,457      1,563,272
                                                                                          -----------    -----------

         Net assets at beginning of period...........................................       1,761,906        198,634
                                                                                          -----------    -----------

         Net assets at end of period.................................................     $ 5,137,363    $ 1,761,906
                                                                                          ===========    ===========


    The accompanying notes are an integral part of the financial statements

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                              For the Year                       For the Year              For the period from
                                                 Ended                              Ended                March 30, 1998* through
                                           December 31, 2000                  December 31, 1999             December 31, 1998
                                       ---------------------------         -----------------------      -------------------------
                                       Institutional       Retail          Institutional      Retail      Institutional    Retail
                                           Class           Class               Class          Class           Class        Class
                                       -------------     ---------         -------------     --------     -------------  --------
Net asset value,
 beginning of period.................   $       7.17     $    7.17         $        7.76     $   7.77     $       10.00   $ 10.00
                                       -------------     ---------         -------------     --------     -------------   -------
Increase/(Decrease) from
 operations:
Net investment income
 from operations.....................           0.39          0.36                  0.35         0.31              0.26      0.22
Net realized and unrealized
 gain (loss) on investments..........           1.72          1.71                 (0.70)       (0.71)            (2.24)    (2.23)
                                       -------------     ---------         -------------     --------     -------------   -------
Total from investment operations.....           2.11          2.07                 (0.35)       (0.40)            (1.98)    (2.01)
                                       -------------     ---------         -------------     --------     -------------   -------

Less Distributions:
Distributions from net
 investment income...................          (0.51)        (0.47)                (0.24)       (0.20)            (0.24)    (0.20)
Distributions from net
 realized gains......................          (0.48)        (0.48)                   --           --                --        --
Distributions from capital...........             --            --                    --           --             (0.02)    (0.02)
Total Distributions..................          (0.99)        (0.95)                (0.24)       (0.20)            (0.26)    (0.22)
                                       -------------     ---------         -------------     --------     -------------   -------
Net asset value, end of period.......  $        8.29     $    8.29         $        7.17     $   7.17     $        7.76   $  7.77
                                       =============     =========         =============     ========     =============   =======
Total Return (1).....................          30.31%        29.70%                (4.58)%      (5.19)%          (19.92)%  (20.22)%

Ratios/Supplementary Data:
Net assets, end of period (000)......  $       4,827     $     310         $       1,470     $    292     $         154   $    45
Ratio of net expenses to
 average net assets (2) (3) (5)......           1.05%         1.45%                 1.05%        1.45%             1.05%     1.45%
Ratio of net investment income
 to average net assets (2) (4) (5)...           5.79%         5.01%                 6.15%        5.11%             4.28%     3.93%
Portfolio turnover rate on
 LaSalle Master Trust -
 U.S. Real Estate Portfolio..........             52%           52%                   23%          23%               31%       31%

------------------------------------------
* Commencement of operations.

(1) Not annualized.
(2) Annualized for periods less than 1 year.
(3) The expense ratio without waivers and reimbursements for the years ended December 31, 2000 and 1999, and the period ended December 31, 1998, for the Institutional Class would have been 6.61%, 16.82%, and 113.17%, respectively. For the same periods, the Retail Class ratios would have been 15.46%, 28.39%, and 143.31%, respectively.
(4) The net investment income ratios without waivers and reimbursements for the years ended December 31, 2000 and 1999, and the period ended December 31, 1998, for the Institutional Class would have been 0.24%, (9.63)%, and (106.79)%, respectively. For the same periods, the Retail Class ratios would have been (9.00)%, (21.80)%, and (136.93)%, respectively.
(5) Expense and net investment income ratios represent the combined ratios for LaSalle U.S. Real Estate Fund and its pro rata share of the LaSalle Master Trust- U.S. Real Estate Portfolio's expenses and income.


     The accompanying notes are integral part of the financial statements.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Notes to Financial Statements


--------------------------------------------------------------------------------

Note 1 - Organization

LaSalle Investment Management Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one series: LaSalle U.S. Real Estate Fund (the "Fund"). The Company was organized on December 29, 1997 and commenced operations on March 30, 1998. The Fund invests solely in the U.S. Real Estate Portfolio of the LaSalle Master Trust (the "Portfolio"). The value of the Fund's investment in the Portfolio, included in the accompanying Statement of Assets and Liabilities, reflects the Fund's beneficial interest in the net assets of the Portfolio. At December 31, 2000 the Fund held a 97.6% interest in the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Note 2 - Significant Accounting Policies

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuations:
The value of the Fund's beneficial interest in the Portfolio is determined by multiplying the net assets of the Portfolio by the Fund's proportionate share of the Portfolio. Valuation of securities held by the Portfolio is discussed in
Note 2(a) of the financial statements of LaSalle Master Trust.

b) Federal Income Taxes:
It is the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Accordingly, no provision for federal taxes is required in the financial statements.

c) Investment Income and Security Transactions:
The Fund records its proportionate share of the Portfolio's net investment income, realized and unrealized gains and losses. The Fund receives daily allocations of investment operations from the Portfolio based on its beneficial interest in the Portfolio.

d) Deferred Organization Expenses:
The Fund bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

e) Distributions to Shareholders:
Dividends, if any, from net investment income are declared and paid quarterly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Notes to Financial Statements - Continued


--------------------------------------------------------------------------------

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

f) Multiple Classes of Shares:
The Fund is divided into Institutional and Retail Class shares. The Retail Class of shares is separately charged its distribution and shareholder services fees. Income and expenses that are not specific to a particular class, and realized and unrealized gains and losses, are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

Note 3 - Agreements and Other Transactions with Affiliates

LaSalle Investment Management (Securities) L.P. (the "Manager"), has contractually agreed to reimburse the operating expenses in excess of 1.45% and 1.05% for the Retail and Institutional Classes, respectively. For the year ended December 31, 2000, the Manager reimbursed the Fund $253,361. Certain officers and directors of the Company are also officers, directors, and shareholders of the Manager. No officer or director of the Company who is an officer, director or shareholder of the Manager receives any compensation from the Fund.

The Company has entered into an Administration Agreement with PFPC Inc. (the "Administrator"), whereby the Administrator provides certain fund accounting and administrative services to the Fund. For the year ended December 31, 2000, the Administrator voluntarily waived $2,238. In accordance with the agreement, the Administrator discontinued its waiver on April 1, 2000.

Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund. The Company has adopted a distribution plan for the Retail Class of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares. Distribution fees paid under the plan may not exceed 0.75% annually of the average daily net assets of the Retail Class. The Board of Directors of the Company has authorized payment of an annual distribution fee of 0.25%. For the year ended December 31, 2000 there was $822 accrued in distribution fees.

Under a shareholder services plan adopted for the Retail Class, the Fund may pay shareholder services fees to financial services firms and others that have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications, and maintenance of shareholder accounts. Shareholder services fees paid under the plan may not exceed 0.25% annually of the average net assets of the Retail Class attributable to applicable shareholder accounts. The Board of Directors of the Company has authorized payment of an annual shareholder services fee of 0.15% of average daily net assets. For the year ended December 31, 2000, there was $493 accrued in shareholder services fees.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Notes to Financial Statements - Continued


--------------------------------------------------------------------------------

Note 4 - Share Capital:

The Fund is authorized to issue up to 50 million Retail Class shares and 50 million Institutional Class shares with a par value of $.01 per share. Transactions in shares of capital stock, for the year ended December 31, 2000, were as follows:

                                                              Institutional Class
                                        ---------------------------------------------------------------
                                               Year ended                         Year ended
                                            December 31, 2000                  December 31, 1999
                                        ---------------------------         ---------------------------
                                          Shares          Amount              Shares          Amount
                                        ----------      -----------         ----------      -----------
         Shares issued.................   462,286       $ 3,470,486            294,434      $ 2,307,986
         Shares reinvested.............    22,721           179,358              6,384           46,679
         Shares redeemed...............  (107,720)         (848,303)          (115,757)        (824,614)
                                        ---------       -----------         ----------      -----------
         Net increase..................   377,287       $ 2,801,541            185,061      $ 1,530,051
                                        =========       ===========         ==========      ===========

                                                                  Retail Class
                                        ---------------------------------------------------------------
                                               Year ended                         Year ended
                                            December 31, 2000                  December 31, 1999
                                        ---------------------------         ---------------------------
                                          Shares          Amount              Shares          Amount
                                        ----------      -----------         ----------      -----------
         Shares issued.................    13,417       $   101,389            153,051      $   993,853
         Shares reinvested.............     2,005            15,496              1,056               26
         Shares redeemed...............   (18,768)         (148,086)          (119,091)        (904,849)
                                        ---------       -----------         ----------      -----------
         Net increase/(decrease).......    (3,346)      $   (31,201)            35,016      $   303,126
                                        =========       ===========         ==========      ===========

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of LaSalle Investment Management Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LaSalle U.S. Real Estate Fund of LaSalle Investment Management Funds, Inc. (the "Company") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, PA


February 9, 2001

                         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a Fund prospectus containing more information about the Fund, including expenses. Please read the prospectus carefully before you invest or send your money.

                         The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the FDIC, Federal Reserve Board or any other governmental agency, and are subject to investment risks, including possible loss of principal amount invested.